EXHIBIT 99.3

GUARANTY OF PAYMENT AND PERFORMANCE

THIS GUARANTY OF PAYMENT AND PERFORMANCE (this “Guaranty”) is made as of the 19th day of October, 2007, by Newtek Business Services, Inc., a corporation organized under the laws of the State of New York having an address at 1440 Broadway, 17th Floor, New York, NY 10018 (the “Guarantor”), in favor of North Fork Bank, a division of Capital One, N.A., having its principal place of business at 275 Broadhollow Road, Melville, New York 11747 (“Lender”).

R E C I T A L S :

WHEREAS, the Lender has agreed to make a loan to Crystaltech Web Hosting, Inc., a wholly owned subsidiary of the Guarantor (the “Borrower”) in the aggregate principal sum of up to Ten Million and No/100 dollars ($10,000,000) (collectively the “Loan”), which Loan is evidenced by one or more promissory notes made by Borrower of even date herewith (collectively, together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Note”).

WHEREAS, the Loan is secured by, among other things, a Loan and Security Agreement (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Security Agreement”; unless otherwise indicated, capitalized terms used herein which are not defined shall have the respective meanings assigned to them in the Security Agreement), dated as of the date hereof, which grants Lender a first priority lien on the Property.

WHEREAS, Lender requires as a condition to the making of the Loan that Guarantor shall have executed and delivered this Guaranty for the benefit of Lender;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make the Loan to Borrower, Guarantor hereby represents, warrants and covenants to Lender as follows:

1. Authorization and Enforceability of Loan Documents. The Note and Security Agreement have been duly authorized and executed by Borrower and are legal, valid and binding instruments, enforceable against Borrower in accordance with their respective terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other legal or equitable principles now or hereafter in effect generally affecting creditors’ rights and remedies.

2. Obligations Guaranteed. Guarantor unconditionally guarantees to Lender (i) the prompt and unconditional payment of the Loan and the interest thereon, whether now or hereafter advanced, as the same shall become due and payable under the Note and the Security Agreement, whether at stated maturity, by acceleration or otherwise, and any and all sums of money which, at the time, may have become or become due and payable under the provisions of the Security Agreement or any other Loan Document, and the due and prompt performance of all of the terms, agreements, covenants and conditions of the Note, the Security Agreement and the other Loan Documents; (ii) payment in full of any and all expenses that may be paid or incurred by Lender in the collection of all or any portion of the Guarantors’ obligations hereunder or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of the Lender under the Loan Documents or hereunder, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Borrower’s obligations; and (iii) performance of all Borrower’s covenants and obligations contained herein and/or therein. Guarantor’s obligation to cause Borrower to take any action with respect to its covenants and obligations shall be limited to those actions consistent with its status as the sole stockholder of Borrower and shall be exercised through the power consequent upon such status.

3. Unconditional Guaranty. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and performance and not of collection and is in no way conditioned or contingent upon any attempt to enforce Lender’s rights against Borrower or to collect from the Borrower or upon any other condition or contingency; accordingly, Lender shall have the right to proceed against any Guarantor immediately upon any Event of Default without taking any prior action or proceeding to enforce the Loan Documents or any of them or for the liquidation or foreclosure of any security Lender may at any time hold pursuant thereto. Guarantor hereby waives and releases any claim (within the meaning of 11 U.S.C. § 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or any right of Guarantor to proceed against Borrower for reimbursement. It is expressly understood that the waivers and agreements of Guarantor constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower.

4. Liability Unimpaired. Guarantor’s liability hereunder shall in no way be limited or impaired by, and each Guarantor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of any of the Loan Documents or any other instrument made to or with Lender by Borrower or any other Guarantor, or any Person who succeeds Borrower as owner of all or part of the Property prior to foreclosure of the Security Agreement or exercise of any power of sale contained therein. In addition, each Guarantor’s liability hereunder shall in no way be limited or impaired by (i) any extensions of time for performance required by any of said documents, (ii) any sale, assignment or foreclosure of the Note or Security Agreement or any sale or transfer of all or part of the property covered by the Security Agreement, (iii) any exculpatory provision in any of said instruments limiting Lender’s recourse to the Property or to any other security, or limiting Lender’s rights to a deficiency judgment against Borrower, (iv) the release of Borrower or any other person (including, without limit, any other Guarantor) from performance or observance of any of the agreements, covenants, terms or conditions contained in any of said instruments by operation of law or otherwise, (v) the release or substitution in whole or in part of any security for the Loan, (vi) Lender’s failure to record the Security Agreement or file any UCC financing statements (or Lender’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan, (vii) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents, this Guaranty or any other instrument or agreement executed or delivered to Lender in connection with the Loan, except to the extent that there is a final adjudication by a court of competent jurisdiction of a valid defense to Borrower’s obligations under the Loan Documents to payment of the Indebtedness, (viii) the inaccuracy of any of the representations and warranties made by Borrower in the Security Agreement, the other Loan Documents or any disbursement certificates or requests for disbursements made under the Loan Agreement, or (ix) any other action or circumstance whatsoever which constitutes, or might be construed to constitute, a legal or equitable discharge or defense (except full payment and satisfaction) of Borrower for its obligations under any of the Loan Documents or of any Guarantor under this Guaranty; and, in any such case, whether with or without notice to each Guarantor and with or without consideration.

5. Preservation of Loan Documents. Guarantor will cause Borrower to maintain and preserve the enforceability of the Loan Documents as the same may be modified and will not permit Borrower to take or to fail to take actions of any kind, the taking of which or the failure to take which might be the basis for a claim that a Guarantor has a defense to a Guarantor’s obligations hereunder.

6. Security; Events of Default. As security for any and all of the obligations of each Guarantor under this Guaranty, now existing or hereafter arising hereunder or otherwise (collectively, the “Liabilities”), each Guarantor hereby grants to the Lender a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as any and all documents relative thereto; funds, securities, chooses in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of each Guarantor therein or thereto), and the proceeds thereof, which have been, or may hereafter be, deposited or delivered to the Lender (or with any third party acting on the Lender’s behalf) by or for the account or credit of the Guarantor whether for safekeeping, custody, pledge, deposit, transmission, collection or otherwise. All remittances and property shall be deemed delivered to the Lender as soon as put in transit to the Lender by mail or carrier.

Upon the occurrence of any of the following events or any other agreement with Lender (each an “Event of Default”): (a) any Guarantor defaults under this Guaranty or any Loan Document or any other agreement with Lender to which any Guarantor is a party; (b) any representation or warranty made by any Guarantor herein or in any other Loan Document to which any Guarantor is a party is false or untrue as of the date such representation or warranty is made; (c) any Guarantor commences any case, proceeding, or other action under any law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeks to have an order for relief entered with respect to any Guarantor or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to any Guarantor or any Guarantor’s debts, or seeks the appointment of a receiver, trustee, custodian, or other similar official for any Guarantor or for all or any substantial part of any Guarantor’s property; (d) any Guarantor makes a general assignment for the benefit of creditors; (e) there is commenced against any Guarantor, any case, proceeding or other action of the type referred to in clause (c) above or seeking the issuance of a warrant of attachment, execution, distrait, or similar process against all or any substantial part of any Guarantor’s property, which case, proceeding or other action results in an entry of an order for relief or is not dismissed, discharged or bonded within sixty days of the commencement thereof; (f) any Guarantor takes any action indicating such Guarantor’s consent to, approval of, or acquiescence in or in furtherance of, any of the acts set forth in clause (c) and (e) above; (g)the Guarantor admits in writing such Guarantor’s inability to pay such Guarantor’s debts as they mature; (h) any Guarantor terminates or dissolves or suspends such Guarantor’s usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or a substantial part of such Guarantor’s property, business or assets other than in the ordinary course of business; or (j) the existence or occurrence at any time of one or more conditions or events which, in the sole opinion of the Lender, has resulted or is reasonably likely to result in a material adverse change in the business, properties or financial condition of such Guarantor; then, any or all of the obligations of Guarantor shall, at the Lender’s option, become (for the purpose of this Guaranty) immediately due and payable by the Guarantor, without demand or notice. In addition, upon the occurrence of any Event of Default, the Lender shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code as in effect in New York State at that time. Guarantor agrees that in the event that notice is necessary, written notice mailed to the Guarantor at the address given below five Business Days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice.

7. Indemnification; Payments; Certain Waivers. Guarantor (i) waives any right or claim of right to cause a marshalling of Borrower’s assets or to cause Lender to proceed against any of the security for the Loan or for the obligations guaranteed hereby before proceeding against Guarantor, (ii) agrees that any payments required to be made by Guarantor hereunder shall become due on demand in accordance with the terms of paragraph 2 hereof and without presentment to Borrower, demand for payment or protest, or notice of non-payment or protest, and (iii) except as hereinafter provided, expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors. Without limiting the generality of the foregoing, Guarantor hereby waives all rights (x) to participate in any claim or remedy Lender may now or hereafter have against Borrower or in any collateral which Lender has or hereafter may acquire for the obligations guaranteed hereby and (y) except as provided below, to contribution, indemnification, set-off, exoneration or reimbursement, whether from Borrower, any Guarantor, or any other person now or hereafter primarily or secondarily liable for any of Borrower’s obligations to Lender, and whether arising by contract or operation of law or otherwise by reason of Guarantor’s execution, delivery or performance of this Guaranty. Guarantor does not waive and hereby retains all rights of subrogation, contribution, indemnification, set-off or reimbursement against Borrower or any other Guarantor that Guarantor may have (the “Undersigned’s Rights”); provided however that (i) this Guaranty shall neither be contingent upon the existence of the Undersigned’s Rights nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of the Undersigned’s Rights including, without limitation, any claim that the Undersigned’s Rights were abrogated by any of Lender’ acts, and (ii) until the Loan shall have been paid in full, Guarantor hereby postpones and subordinates (A) the exercise of any and all of the Undersigned’s Rights to Lender’s rights against Guarantor under this Guaranty or against Borrower under any of the Loan Documents, and (B) any of the Undersigned’s Rights to any collateral securing the Loan.

8. Reinstatement. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Lender (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other person or for a substantial part of Borrower’s, Guarantor’s or any of such other person’s property, as the case may be, or otherwise, all as though such payment had not been made. Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Lender in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Guarantor pursuant to paragraph 2 above and covered by Guarantor’s indemnity pursuant to paragraph 5 above.

9. Litigation, Compliance with Judgments. Guarantor represents and warrants with respect to itself that there are no actions, suits or proceedings pending or threatened against or affecting such Guarantor, at law, in equity or before or by any governmental authorities which would have a material effect on such Guarantor’s ability to perform his obligations hereunder; to the best of such Guarantor’s knowledge, such Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities.

10. No Conflicts. Guarantor represents and warrants with respect to itself that the consummation of the transactions contemplated hereby and the performance of this Guaranty and the other Loan Documents to which such Guarantor is a party have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which such Guarantor is a party or by which such Guarantor may be bound or affected.

11. Compliance with Laws. Guarantor represents and warrants with respect to itself that such Guarantor is in compliance with, and the transactions contemplated by the Loan Documents and this Guaranty do not and will not violate any provision of, or require any filing, registration, consent or approval under, any federal, state or local law, rule, regulation, ordinance, order, writ, judgment, injunction, decree, determination or award (hereinafter, “Laws”) presently in effect having applicability to such Guarantor, and agrees that such Guarantor will comply promptly with all laws now or hereafter in effect having applicability to such Guarantor.

12. Accuracy of Information; Full Disclosure. Guarantor represents and warrants with respect to itself that neither this Guaranty nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of such Guarantor to Lender in connection with the negotiation of the Loan Documents or the consummation of the transactions contemplated thereby, or required herein or by the other Loan Documents to be furnished by or on behalf of such Guarantor, contains any untrue or misleading statement of a material fact; there is no fact which such Guarantor has not disclosed to Lender in writing which materially affects adversely any of the property covered by the Security Agreement or the business affairs or financial condition of such Guarantor, or the ability of such Guarantor to perform this Guaranty and the other Loan Documents to which such Guarantor is a party.

13. Financial Statements and Covenants. (a) Guarantor represents and warrants with respect to itself that the most recent financial statements heretofore delivered by such Guarantor to Lender are true and correct in all respects, have been prepared in accordance with sound accounting principles consistently applied and fairly present such Guarantor’s financial condition as of the date thereof, and no material adverse change has occurred in the financial condition reflected therein since the date thereof.

(b) In the event distributions from Borrower to Guarantor cause Borrower to be out of compliance with the Fixed Charge Coverage Ratio Set forth in the Loan Agreement, then Guarantor shall remit funds back to Borrower to restore compliance with the subject covenant within five (5) business days.

(c) Guarantor shall deliver to Lender within one hundred twenty (120) days after the end of each fiscal year of Guarantor: (i) the consolidated and consolidating (if applicable) income and cash flow statements of Guarantor, and each of the Subsidiaries, for such year, and the consolidated and consolidating (if applicable) balance sheet of Guarantor, and each of its respective Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding figures as at the end of and for the previous fiscal year, all in reasonable detail, including all supporting schedules, prepared on an audited basis by an independent public accounting firm acceptable to Lender, and unqualifiedly certified to have been prepared in accordance with GAAP or (ii) the Guarantor’s Annual Report on Form 10-K as filed with the United States Securities And Exchange Commission.

(d) Guarantor shall deliver to Lender within twenty (20) days of filing, but in no event more than fifteen (15) days after the last permitted extension for filing without penalty, Borrower and shall provide Lender with signed federal tax returns.

(e) Promptly after a written request therefor, such other financial data or information as the Lender may reasonably request from time to time.

(f) Guarantor agrees and acknowledges that any now existing or hereinafter created loan from the Guarantor to the Borrower shall at all times be subordinate to the Loan in all respects and absent the consent of the Lender no repayments made be made by the Borrower in respect thereof.

(g) Guarantor shall at all times maintain its primary bank accounts with the Lender.

(h) Guarantor agrees that as further security for the Loan, it shall pledge to the Lender, pursuant to a pledge agreement in form and substance acceptable to the Lender, all of the capital stock of the Borrower as well as all of the capital stock of any entity that is or becomes the subject of an Acquisition Loan.

(i) Promptly upon its becoming available, Guarantor shall provide Lender with one copy of each financial statement, report, notice or proxy statement sent by Guarantor to stockholders generally pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and, a copy of each regular or periodic report, and any registration statement, or prospectus in respect thereof, filed by Guarantor with any securities exchange or with federal or state securities and exchange commissions or any successor agency.

14. Non-Waiver Remedies Cumulative. No failure or delay on Lender’s part in exercising any right, power or privilege under any of the Loan Documents, this Guaranty or any other document made to or with Lender in connection with the Loan shall operate as a waiver of any such privilege, power or right or shall be deemed to constitute Lender’s acquiescence in any default by Borrower or Guarantor under any of said documents. A waiver by Lender of any right or remedy under any of the Loan Documents, this Guaranty or any other document made to or with Lender in connection with the Loan on any one occasion shall not be construed as a bar to any right or remedy which Lender otherwise would have on any future occasion. The rights and remedies provided in said documents are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

15. Transfers of Interests in Loan. Guarantor recognizes that Lender may sell and transfer interests in the Loan to one or more participants and/or assignees (collectively, “Participants”) and that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor or the Loan, may be exhibited or delivered on a confidential basis to and retained by any such Participant or prospective Participant, with a request to any prospective Participant to return such information if it does not become a Participant.

16. Separate Indemnity. Guarantor acknowledges and agrees that Lender’s rights (and Guarantor’s obligations) under this Guaranty shall be in addition to all of Lender’s rights (and all of Guarantor’s obligations) under any indemnity agreement executed and delivered to Lender by Borrower and/or Guarantor in connection with the Loan, and payments by Guarantor under this Guaranty shall not reduce any of Guarantor’s obligations and liabilities under any such indemnity agreement.

17. Severability. Any provision of this Guaranty, or the application thereof to any person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty (or the remaining portions of such provision) or the application thereof to any other person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any person or circumstance in any other jurisdiction.

18. Entire Agreement; Amendments. This Guaranty contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except by a written instrument signed by the Person against whom enforcement of the waiver, amendment or termination is sought.

19. Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of Lender and Guarantor and their respective heirs, personal representatives, successors and assigns. This Guaranty may be assigned by Lender with respect to all or any portion of the obligations guaranteed hereby, and when so assigned Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the obligations guaranteed hereby so assigned without in any manner affecting the liability of Guarantor hereunder to Lender with respect to any portion of the obligations guaranteed hereby retained by Lender.

20. WAIVER OF TRIAL BY JURY. GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

21. ADDITIONAL WAIVERS IN THE EVENT OF ENFORCEMENT. GUARANTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS GUARANTY, ANY AND EVERY RIGHT GUARANTOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT GUARANTOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

22. Governing Law; Submission To Jurisdiction. This Guaranty and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s principles of conflicts of law). Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the County of Suffolk over any suit, action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in the County of Suffolk may be made by certified or registered mail, return receipt requested, directed to the Guarantor at the address indicated below, and service so made shall be complete five (5) days after the same shall have been so mailed.

23. Paragraph Headings. Any paragraph headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction hereof.

24. Liability Unaffected by Release. Any other Person liable upon or in respect of any obligation hereby guaranteed, may be released without affecting the liability of Guarantor hereunder.

25. Joint and Several Obligations. If more than one Person comprises Guarantor, then each such Person’s obligations and liability under this Guaranty shall be joint and several.

26. Notices. Notices shall be given in the manner provided in the Security Agreement and with respect to Guarantor at the address set forth on the signature page hereto. Guarantor acknowledges reviewing the notice provision contained in the Security Agreement and accepts the provisions thereof.

27. Additional Indebtedness. Without the prior written consent of Lender, so long as any Indebtedness is outstanding, Guarantor shall not incur any direct or indirect indebtedness for borrowed money other then (i) indebtedness to Lender, and (ii) indebtedness incurred in the ordinary course of business.

28. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized official as of the date first above stated.

NEWTEK BUSINESS SERVICES, INC.

By:
Name:	Barry Sloane
Title:	Chairman and Chief Executive Officer

Address:
Newtek Business Services, Inc. 1440 Broadway, 17th floor New York, NY 10018

STATE OF NEW YORK	)
: ss.:
COUNTY OF	)

On the      day of October in the year 2007, before me, the undersigned, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

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